UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2007 (March 28, 2007)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Mellon Bank Center 1735 Market Street - Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 28, 2007, Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), announced the appointment of Neal E. Murphy, age 50, as Vice President and Chief Financial Officer of its general partner, Sunoco Partners LLC, a Pennsylvania limited liability company (the “Company”). This appointment will become effective following Mr. Murphy’s election by the Company’s Board of Directors at its regularly scheduled meeting on April 20, 2007.

Mr. Murphy will receive salary and benefits, and will participate in each of the Company’s Long-Term Incentive Plan and Annual Incentive Plan (previously filed February 23, 2007 as Exhibits 10.11 and 10.12, respectively, to the Partnership’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2006), in accordance with Company practice, at levels commensurate with his position. Additionally, in connection with his hiring, Mr. Murphy will receive an award of restricted units payable in the form of common units. Mr. Murphy also will be eligible to participate in the Company’s other benefit programs available to employees generally, including life, long-term disability, medical and dental insurance and vacation benefits.

Prior to joining the Company, Mr. Murphy was employed by Quaker Chemical Corporation, where he served as Vice President and Chief Financial Officer from July 2004 through March 2007. From January 2002 to July 2004, Mr. Murphy was Senior Vice President and Chief Financial Officer of International Specialty Products.

Mr. Murphy earned a Bachelor of Science in Accounting degree, from Villanova University and a Master of Science in Taxation degree, from Widener University. He is a certified public accountant. He has no relationships or related party transactions with the Company, or the Partnership, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Murphy’s hiring is being filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 28, 2007.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC,
its General Partner

/s/ DANIEL D. LEWIS
Daniel D. Lewis
Comptroller

Date: March 29, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated March 28, 2007